DBA SYSTEMS, INC.
                        1200 SOUTH WOODY BURKE ROAD
                              P.O. BOX 550
                       MELBOURNE, FLORIDA  32902-0550

                   NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                              November 13, 1996

Notice is hereby given that the Annual Meeting of Shareholders
(the "Meeting") of DBA Systems, Inc. (the "Company"), a Florida corporation, will be held at the DBA Conference Facility, Granada Center, 1101 W. Hibiscus Blvd., Melbourne, Florida on November 13, 1996 at 1:00 p.m., local time, for the purpose of considering and acting upon the following matters:

   1.	To elect two Class I Directors and one Class III Director.

   2.	To approve the selection of Deloitte & Touche LLP, Orlando, Florida as the Company's Independent Certified Public Accountants for the 1997 fiscal year.

   3.	To consider and act upon any other matters which may properly come before the Meeting and any adjournments thereof.

The Board of Directors has fixed the close of business on September 27, 1996 as the record date for determination of shareholders entitled to notice of and to vote at the Meeting or any adjournments thereof. On September 27, 1996, the Company had outstanding 4,483,038 shares of common stock, par value $.10 per share (excluding treasury stock). The transfer books of the Company will not be closed.

SHAREHOLDERS ARE URGED TO FILL IN, DATE, SIGN AND PROMPTLY
RETURN THE ENCLOSED PROXY IN THE ENCLOSED PREPAID
ENVELOPE. It is desirable that as many shareholders as possible be represented at the Meeting. Consequently, whether or not you now expect to be present, please execute and return the enclosed Proxy. You have the power to revoke your Proxy at any time before it is voted, and the giving of a Proxy will not affect your right to vote in person if you attend the Meeting.

             					By Order of the Board of Directors,


                  _______________________
                   (signature)
					              John L. Slack
					              Chairman of the Board, President,
					              Chief Executive Officer and
				              	Treasurer, Acting

October 11, 1996
      COVER
                        PROXY STATEMENT

                          INTRODUCTION

This Proxy Statement is furnished to shareholders of DBA Systems, Inc., a Florida corporation (the "Company" or "DBA"), in connection with the solicitation, on behalf of the Company's Board of Directors, of proxies to be used at the Annual Meeting of Shareholders (the "Meeting") to be held at the DBA Conference Facility, Granada Center, 1101 W. Hibiscus Blvd., Melbourne, Florida at 1:00 p.m. on November 13, 1996, and at any adjournments thereof. The Notice of Annual Meeting, Proxy Statement and form of Proxy are first being sent to shareholders on or about October 11, 1996.

Your proxy is solicited on behalf of the Board of Directors. The cost of solicitation of proxies, including the cost of preparing and mailing the Notice of Annual Meeting, Proxy Statement and form of Proxy, will be borne by the Company. Employees of the Company, at no additional compensation, may communicate with shareholders to solicit their proxies. The Company does not intend to use specially engaged employees of the Company, or other paid solicitors, in the solicitation of proxies. Brokers and others holding stock in their names, or in the names of nominees, may be requested to forward copies of the proxy soliciting material to beneficial owners and to seek authority for execution of proxies; the Company will reimburse those persons for their reasonable out-of-pocket expenses.

Enclosed is an Annual Report to shareholders for the fiscal year ending
June 30, 1996, which contains financial and other information pertaining to the Company. The Annual Report is not part of the proxy soliciting material.

The Meeting has been called for the purpose of considering and acting upon the following matters:

  1.	To elect two Class I Directors and one Class III Director.

  2.	To approve the selection of Deloitte & Touche LLP, Orlando, Florida as the Company's Independent Certified Public Accountants for the 1997 fiscal year.

  3.	To consider and act upon any other matters which may properly come before the Meeting and any adjournments thereof.

Voting rights are vested exclusively in the holders of the Company's common stock ("Common Stock"), with each share entitled to one vote on each matter coming before the Meeting. Only shareholders of record as of the close of business on September 27, 1996 will be entitled to receive notice of and to vote at the Meeting. On the record date, the Company had 4,483,038 outstanding shares of Common Stock, excluding treasury shares.

The presence, in person or by proxy, of a majority of shares entitled to vote shall constitute a quorum. Assuming that a quorum is present or represented at the Meeting, the vote of a plurality of the shares present or represented at the Meeting will be required for the election of a director, and the vote of a majority of the shares present or represented at the Meeting will be required for approval of all other matters listed above. For purposes of determining the number of votes cast with respect to any matter, only those cast "for" or "against" are included. Abstentions and broker non-votes are counted only for purposes of determining whether a quorum is present at the Meeting.

The enclosed proxy, solicited on behalf of the Board of Directors, if properly executed and not revoked, will be voted at the Meeting and where a specification is made therein, will be voted in accordance with such specification. The proxy may be revoked prior to the exercise of the powers conferred by the proxy by filing with the Secretary of the Company an instrument revoking it, by duly executing a proxy bearing a later date or by attending the Meeting and personally voting.


                          ELECTION OF DIRECTORS

The Company's Articles of Incorporation provide that the Board of Directors consists of three classes elected for three-year terms on a staggered basis, with approximately one-third of the total number of directors being elected at each Annual Meeting. Pursuant to these requirements, the Board of Directors has nominated two individuals to serve as Class I Directors.
The two Class I nominees receiving the greatest number of votes cast by the holders of Common Stock will be elected as directors for a term of three years. The individuals elected will continue to serve until a successor is elected and qualified or his term of office shall have been otherwise terminated as provided by the Bylaws. The enclosed proxy cannot be voted for a greater number of persons than the number of nominees named herein.

If for any reason the nominees shall become unavailable for election, the proxy will be voted for nominees selected by the Board of Directors. The Company knows of no reason why the nominees will not be available for election.


            NOMINEES FOR ELECTION TO THE BOARD OF DIRECTORS

                                         				Common            	     	Term
         		                                 		Stock   	    % of      	of
			                               Year    	Beneficially 	Outstanding	 Office
	                  	Principal	   Became a   Owned as of   	Common     	(in
Name 	        Age  	Occupation  	Director  	8/30/96(1)      	Stock   years)(2)

CLASS I

Dr. Richard N. 59  	President and 	 1993        10,200	       .23%	       3
	   Baney	          CEO, Health First
		                  Physicians, Inc.

Mr. William C.	55  	President,	     1981 	       6,633(3)    	 .15%
3
    Potter          Potter, McClelland,
		                  Marks & Healy, P.A.

CLASS III

Mr. Thomas J  	63	  International    1996 			                              1
    Boyce, Jr.      Banking
                    Consultant

                                CONTINUING DIRECTORS

                                                     				Common
Term
				                                                     Stock	% of   	of
			                               Year   	Beneficially  Outstanding  Office
		                    Principal	  Became a  Owned as of	  Common 	      (in
Name             	Age Occupation	 Director	   8/30/96(1)  	Stock	     years)(2)

CLASS II

Mr. John L. Slack	58 	Chairman,	     1989     	230,758(4)	    5.04%
2
                      of the Board
		                    President and
		                    Chief Executive
		                    Officer of the Company

Dr. Joseph A. Boyd 75 	Chairman        1989    	 6,000        5	.13%      	2
                       and CEO Fairchild
                       Controls Corporation


Amb. Robert F.      70	 International  1989     	10,000(6)	      .22%      	2
     Ellsworth		        Consultant



CLASS III

Dr. Lynn E. Weaver  	66 	President,    	1989     	 6,000(7)     	 .13%
	1
		                       Florida Institute
		                       of Technology
 		                      (Florida Tech)

1	 Unless otherwise indicated in the following notes, the persons herein have sole voting and investing power with respect to shares shown as being beneficially owned by them.

2 	All directors are elected for three year terms, except Mr. Boyce who is filling the Board position held by Dr. Tordella. The years set forth next to Class II and Class III Directors represent the remaining term of office.

3	 Includes options for 5,000 shares.

4 	Includes options for 92,000 shares.  Also includes 512 shares issuable upon conversion of $10,000 principal amount of the Company's 8 1/4% Convertible Subordinated Debentures due 2010 and 1,296 shares held in trust by the DBA Systems Employee Stock Ownership Plan and Trust.
   Excludes 3,000 shares owned by Mr. Slack's wife as to which shares he disclaims any beneficial interest and options for 25,000 shares exercisable in the event the Company is sold during Mr. Slack's tenure as President upon terms and price acceptable to the stockholders of the Company.

5 	Includes options for 5,000 shares.

6 	Includes options for 5,000 shares.

7 	Includes options for 5,000 shares.

                  DIRECTORS' BACKGROUND AND EXPERIENCE

                        NOMINEES FOR ELECTION

CLASS I

DR. RICHARD N. BANEY is President and CEO of Health First Physicians, Inc., a primary care medical group based in Melbourne, FL. He is a trustee of
Florida Tech and a director of The Bank Brevard.   He was a founding director
and chairman of Reliance Bank of Florida from 1985 to 1995. Dr. Baney attended Georgetown University, Washington, D.C. and the University of Pittsburgh School of Medicine. He served as a medical officer in the U.S. Navy from 1964 to 1967.

MR. WILLIAM C. POTTER is President of Potter, McClelland, Marks & Healy,
P.A., a law firm, which was founded in November 1986 and is legal counsel to the Company. He is a graduate of Brown University and the University of Michigan Law School. Mr. Potter is a member of the Advisory Board of First Union National Bank of Florida. Mr. Potter also serves as Chairman of the
Board of Trustees of Florida Tech and is counsel for the Melbourne Airport Authority. Mr. Potter holds the rank of Colonel in the U.S. Air Force Reserves.

CLASS III

MR. THOMAS J. BOYCE, JR. served until 1995 as the President of Sauqatuck Securities Ltd., a private investment bank. He also served as the President of Refco, an international financial services firm, and as a consultant to the Quaker Oats Co. He was the CFO for Beatrice Foods Co., an international diversified conglomerate. Mr. Boyce is a former member of the Boards of Directors for Ward Foods Inc., Refco Securities Inc., Chamberlain Manufacturing Co., Cape Canaveral Hospital Foundation, and Buena Vida Retirement Community. As a director of Chamberlain Manufacturing Co. for ten years he worked closely with the CEO to diversify the profitable defense contractor into consumer products. Mr. Boyce holds a B.A. in Economics from La Salle University and an M.B.A. in Finance from the Harvard Business School and has performed post-graduate studies at Stanford University.

CONTINUING DIRECTORS

MR. JOHN L. SLACK is Chairman of the Board, President and Chief Executive Officer of the Company. He was Deputy Assistant Secretary of Defense for Intelligence between 1975 and 1977. From 1977 until he formed his own consulting business in 1979, Mr. Slack was Vice President of Martin Marietta Aerospace Corporation. Since 1979, he has acted as consultant to such clients as the Congress of the United States (Appropriations Committee), the Department of Defense, and the U.S. Air Force Deputy Chief of Staff on defense-related technology matters. From October 1985 through August 1989, Mr. Slack was President and a director of ARDAK Corporation, a company which builds inexpensive space systems and supports major aerospace companies in strategic planning. Mr. Slack is currently a director of ARDAK Corporation and CTA Corporation. Mr. Slack is certified as an engineer, a cryptomathematician, a data systems analyst and a signals analyst. He is a recipient of the DoD Distinguished Civilian Service Medal and the Joint Services Commendation Medal. Mr. Slack was elected as the President and Chief Executive Officer of DBA Systems, Inc. in August 1989 and Chairman of the Board of Directors in February 1990. Mr. Slack assumed the duties of Acting Treasurer on May 15, 1994, with the departure of Mr. William R. LeMasters, Vice President of Finance, from the Company. All other financial duties have been delegated to the Corporate Controller.

DR. JOSEPH A. BOYD is Chairman and Chief Executive Officer of Fairchild Controls Corporation. He was Chairman and Chief Executive Officer of Fairchild Space & Defense Corporation and a member of its board of directors from 1989 to 1994. Dr. Boyd was a director of Harris Corporation from 1967 until he retired from its board of directors in March 1993 and was Chief Executive Officer from 1978 to 1986 and Chairman from 1978 to 1987. Prior to his employment with Harris, Dr. Boyd was president of Radiation, Inc. from 1962 to 1967. He was director of the Institute of Science and Technology, University of Michigan, after serving as a director of the University's Willow Run Laboratories. Dr. Boyd was a member of the Electrical Engineering Faculty, University of Michigan, from 1949 to 1962. He is a Fellow of the University of Kentucky and a Fellow of the Institute of Electrical and Electronic Engineers.

AMBASSADOR ROBERT F. ELLSWORTH is President of Robert Ellsworth & Co., Inc., an investment and consulting firm; President and Chief Executive Officer of The Sokol Group; and a director of Price Communications Corporation, New York City; and of Voice Compression Technology, Inc., Greenwich, CT. He served three terms as a member of Congress from 1961 to 1967. He was U.S. Ambassador to NATO from 1969 to 1971, a general partner with Lazard Freres & Co. from 1971 to 1974, Assistant Secretary of Defense from 1974 to 1975 and Deputy Secretary of Defense from 1975 to 1977.
Mr. Ellsworth is also a member of various professional societies including the International Institute for Strategic Studies in London (of which he is Chairman), the Atlantic Council of the U.S. in Washington, and the Council on Foreign Relations in New York.

DR. LYNN E. WEAVER is President of the Florida Institute of Technology (Florida
Tech), Melbourne, Fl. Prior to his appointment at Florida Tech, Dr. Weaver served in senior academic administrative positions including Department Head, University of Arizona; Associate Dean, University of Oklahoma; School
Director, Georgia Institute of Technology; and Dean, Auburn University.
He has held offices in a number of national professional organizations and is a Fellow of the American Nuclear Society. Dr. Weaver is a Registered Professional Engineer and received his Bachelor's degree in Electrical Engineering from the University of Missouri, a Master's degree in Electrical Engineering from Southern Methodist University and his Ph.D. from
Purdue University.

COMMITTEES OF THE BOARD

The standing committees established by the Board of Directors to assist in the discharge of its responsibilities are described in the paragraphs below. Committee membership is reported as of the Company's fiscal year ended June 30, 1996.

The Executive Committee consisted of three members: Mr. John L. Slack, Chairman; Dr. Joseph A. Boyd; and Mr. William C. Potter. When the Board of Directors is not in session, the committee has the power to direct and manage the business and affairs of the Company in cases for which specific directions have not been given by the Board of Directors. The committee met three times in fiscal year 1996.

The Audit Committee consisted of four members: Mr. William C. Potter, Chairman; Dr. Richard N. Baney; Dr. Lynn E. Weaver and prior to his death Dr. Louis W. Tordella. The committee meets with financial management and the Company's independent public accountants to review the work of each and to ensure that each is properly discharging its respective responsibilities. The independent public accountants have free access to the Audit Committee without management representatives present to discuss the results of their examination and their opinions on the adequacy of internal controls and quality of financial reporting. The committee recommends to the Board of Directors the selection of the firm of independent public accountants to audit the books and accounts of the Company. The committee met one time in fiscal year 1996.

The Compensation Committee consisted of four members: Amb. Robert F. Ellsworth, Chairman; Dr. Richard N. Baney; Dr. Lynn E. Weaver and prior to his death
Dr. Louis W. Tordella. The committee recommends salaries of the Chairman of the Board, Chief Executive Officer and the non-wage benefits and perquisites for officers and key employees. It also oversees the overall compensation structure for all employees. The committee met one time in fiscal year 1996.

The Corporate Technology Committee consisted of five members: Dr. Lynn E. Weaver, Chairman; Dr. Richard N. Baney; Dr. Joseph A. Boyd; Dr. Louis W. Tordella and Mr. John L. Slack. The Corporate Development Committee reviews and approves the strategic business plans of the Company as well as considering potential merger/acquisition opportunities. The committee did not meet fiscal year 1996.

The Finance Committee consisted of three members: Amb. Robert F. Ellsworth, Chairman; Dr. Joseph A. Boyd; and Mr. William C. Potter. The Finance Committee reviews and approves the proposed budgets for the Company as well as overseeing the financing and banking relationships of the Company. The committee did not meet in fiscal year 1996.

During fiscal year 1996 the Board of Directors had four regular meetings. All directors attended 75 percent of the meetings of the Board of Directors and the committees of which they were members. The Company has no nominating committee.

                      EXECUTIVE COMPENSATION

            REPORT OF COMPENSATION COMMITTEE ON EXECUTIVE
                          COMPENSATION

Overview

The Compensation Committee of the Board of Directors is composed of three of the Company's five outside directors and is responsible for setting and administering policies that govern executive compensation and stock option programs.

The Company has an executive compensation package that is driven by the overall performance of the Company and the individual performance of the executive. The measures of the Company's performance include revenues, new business bookings and net income.

Form of Compensation

DBA provides its executive officers with a compensation package consisting of base salary and variable incentive pay. In setting total compensation, the committee considers individual and Company performances as well as market information in the form of published survey data. The market data consists primarily of base salary and total cash compensation rates, as well as incentive bonus and stock programs, set forth in the Executive Compensation in the Electronics Industry survey as published by the American Electronics Association.

Specific executive compensation elements are:

 . 	Base salary.  Base salary ranges are reviewed annually using published salary survey data from the survey referenced above. Salary increases are awarded annually based on the committee's evaluation of the individual performance, as well as market-competitive considerations.

 . 	Bonus plan.  The Company's bonus plan provides a short-term incentive, in the form of a bonus, that varies according to the Company's achievement of revenues, new business bookings and after tax profit goals set by the Board of Directors. This plan will effectively pay executives at or above market when a high level of corporate performance and shareholder value is achieved, and less than market when results are below expectations. If less than 100% of budgeted goals are achieved, no bonus is paid. This effectively puts a significant amount of cash compensation at risk, dependent on achievement of budget goals.

 . 	Long term incentives.  Longer term incentives are provided through a stock option plan, with options generally vesting over three years, which rewards executives through growth in value of the common stock.

Fiscal Year 1996 Compensation

Compensation for the Company's Chief Executive Officer, was set according to the established compensation philosophy described herein. The Chief Executive Officer's base salary was a function of surveyed competitive base compensation in addition to a merit increase determined by evaluating fiscal year 1996 corporate performance as described.

Options for 30,000 shares were granted to the Chief Executive Officer during fiscal year 1996. Such grants were based on the established compensation philosophy described herein. Determination of the number of such options awarded was based on the Committee's subjective assessment of the Chief Executive Officer's performance.



                              	COMPENSATION COMMITTEE

                              	Ambassador Robert F. Ellsworth
			                           	Dr. Richard N. Baney
				                           Dr. Lynn E. Weaver
			                            Dr.	Louis W. Tordella

                       SUMMARY COMPENSATION TABLE

The following table shows the total annual and long-term compensation of the Chief Executive Officer (the only executive officer to receive total salary and bonus in excess of $100,000 during the fiscal year ended June 30,
1996) for services rendered during the fiscal years ended June 30, 1996, 1995 and 1994.

	                                                 Long Term
                    Annual Compensation         Compensation
	Name and				                                   Securities
All Other
	Principal			                               	Underlying Options
	Compensation
	Position       	Year   	Salary($)	 Bonus($)(a)    	(#) (b)        	($) (c)

John L. Slack    	1996   $216,466	  -                	30,000	        $7,949
President/CEO	    1995	  $204,937	    $49,992(c)      30,000         $7,947
Treasurer, Acting	1994	  $204,937	-	                  32,000	        $7,055

(a) The bonus distribution plan was structured whereby the executive
    receives approximately 	41% of the bonus in 	September 1995, 33% in
    September 1996 and 26% in September 1997.	 Distribution of payments may
    vary slightly from the plan.

(b)	The number of options granted during the covered fiscal year.

(c)	Includes Company contributions of $2,901 to the Employee Retirement Plan,
    $959 to the Employee Stock Ownership Plan, $750 to the 401(k) plan and
    $3,339 in life insurance premiums paid by the Company. Such contributions to the individual listed totaled $7,949 for fiscal year 1996.

                      OPTION GRANTS IN LAST FISCAL YEAR

The table below shows information regarding grant of stock options made to the Chief Executive Officer under the Company's 1992 Employee Incentive Stock Option Plan during the fiscal year ended June 30, 1996. The potential realizable value of the option is based solely on arbitrarily assumed rates of appreciation required by applicable SEC regulations. Actual gains, if any, on option exercises are dependent on the future performance of the Common Stock and overall stock market conditions.

						                                                    Potential
Realized
				                                                      		Value at
Assumed
				                                                      		Annual Rates
of
						                                                 Stock Price
Appreciation
			                      Individual Grants	               		for
Option Term

             	Number of        % of
		           Securities	  Total Options    Exercise
	       	    Underlying    Granted to    	  or Base
		             Option	     Employees in      Price  	Expiration
Name 	       Granted(#)(1) 	Fiscal Year    	($/Sh)	    Date     	5%($)	   10%($)
John L. Slack  	30,000        	27.37%       	$5.50  12/31/98  	$38,130
$84,856

1	Options granted under this Plan have a three-year term and may be exercised
  33%, 33% and 34% on or after December 31 of the first, second and third year, respectively, from the date of grant.  Such shares may not be sold from two years from the date of grant and one year from the date of acquisition.  The option price is equal to the market price of the Company's stock on the date of grant.

           AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND
                          FY-END OPTION VALUES

The following table summarizes for the Chief Executive Officer the number of stock options exercised during the fiscal year ended June 30, 1996, the aggregate dollar value realized upon exercise, the total number of unexercised options held at June 30, 1996, and the aggregate dollar value of in-the-money, unexercised options, if any, held at June 30, 1996.

                                        			           	Number of
			                                        	          Securities  	  Value of
				                                                   Underlying	  Unexercised
				                                                  Unexercised	 In-the-Money
				                                                    Options      	Options
				                                                 at FY-End (#) at FY-End ($)

             Shares Acquired 	 Value	             Exercisable/ 	Exercisable/
Name		        on Exercise(#) 	 Realized($)(a)   	Unexercisable
	Unexercisable(b)

John L. Slack	27,000	         $(10,125)	         62,000/30,000	  $68,140/$13,700

(a)	Reflects the exercise of options to purchase 27,000 shares at $4.75 per share. The fair market value of the underlying stock a the time of exercise was $4.375 per share.

(b)	Value of unexercised, in-the-money options at fiscal year-end is the difference between its exercise price and the fair market value of the underlying stock on June 30, 1996, which was $5.25 per share.

                   COMPENSATION OF EXECUTIVES AND DIRECTORS

Compensation of Directors

The nonemployee Directors of the Company receive an annual retainer of $8,000, payable on a quarterly basis, plus $500 per meeting not to exceed $1,000 per day. In addition, the Directors participate in the Directors' Stock Option Plan, under which there were no options issued during fiscal year 1996.

Employment Contracts and Change in Control Arrangement

A compensation agreement between the Company and Mr. Slack provides for a Company-furnished automobile. The agreement also provides for the bonus grant of Company stock based on the market price of the Company stock achieving the following levels:

                       	Bonus Shares	      Company Stock Price(1)

	                            2,000	            $14.00 per share
	                            2,000	            $16.00 per share
                            	2,000	            $18.00 per share
	                            2,000	            $20.00 per share

1	The agreement stated that the price must be achieved and retained for at least four consecutive weeks.

Mr. Slack has also received an option for 25,000 shares which will be exercisable in the event the Company is sold during his tenure as President upon terms and price acceptable to the shareholders of the Company.

                CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Mr. William C. Potter is President of the law firm of Potter, McClelland, Marks & Healy, P.A. and is legal counsel to the Company. The amount accrued or paid to this firm for legal services in fiscal year 1996 was approximately $10,560.

           COMPLIANCE WITH SECTION 16(a) OF THE SECURITIES ACT OF 1934

Section 16(a) of the Securities Exchange Act of 1934 (the"Act") requires the Company's directors and executive officers, as well as persons who own more than ten percent of a registered class of a company's equity securities, to file with the SEC initial reports of ownership and report changes in ownership of Common Stock and other equity securities of the Company. Directors, executive officers and more than ten percent owners are required by SEC regulation to furnish the Company with copies of all such filings which they make under Section 16(a) of the Act.

Based on a review of Company records, two members of the Board of Directors filed the required Form 4 concerning stock trades outside of the specified reporting period. Dr. Richard N. Baney's transaction on February 27, 1996 due on March 10, 1996 and transaction on March 11, 1996 due on April 10, 1996 were both filed on April 19, 1996. Mr. John L. Slack's transaction on December 29, 1995 due on January 10, 1996 was filed on January 24, 1996.

                   FIVE YEAR SHAREHOLDER RETURN COMPARISON

The performance graph set forth below compares the cumulative five-year total return for the Common Stock with the NASDAQ Stock Market Index and NASDAQ Electronic Components Index. Returns are based on the change in month-end to month-end price and assume reinvested dividends. These calculations assume the value of an investment in the Common Stock, the NASDAQ Stock Market Index and the NASDAQ Electronic Component Index each was $100 on June 30, 1991.

            COMPARISON OF FIVE YEAR CUMULATIVE TOTAL RETURN*
        AMONG DBA SYSTEMS, INC., THE NASDAZ STOCK MARKET-US INDEX
              AND THE NASDAQ ELECTONIC COMPONENTS INDEX
                           6/91     6/92     6/93    6/94    6/95   6/96
DBA SYSTEMS, INC.          100       164      141     153     264    182
NASDAQ STOCK MARKET-US     100       120      151     152     204    261
NASDAQ ELEC COMPONENTS     100       122      210     231     476    504

* $100 invested on 6/30/91 in stock or index including reinvestment of dividends. FIscal year ending June 30.
Management believes the NASDAQ Electronic Components Index industry group is appropriate in view of the Company's historical business base. The Company is currently diversifying its operations to non-defense industries and if successful, a different industry group may be more appropriate in the future.

SECURITY OWNERSHIP

Information regarding beneficial ownership of the Common Stock by the Company's directors and executive officers is set forth herein under the captions "Election of Directors -- Nominees for Election to the Board of Directions", "Continuing Directors" and "Executive Officers". The following shareholders reported that they owned in excess of 5% of the outstanding Common Stock as of August 30, 1996. Unless otherwise indicated, each of the shareholders listed below has sole voting and sole investing power with respect to the shares listed opposite such shareholder's name.


                              	Amount of                   	Percent
Name and Address	         Beneficial Ownership	        of Class

Norman J. Wechsler	          1,513,532 (1)                 	33.76%
39 Broadway
New York, NY  10006


Kathryn A. Eckstein	           400,000	                      8.92%
614 West Front Street
Cassville, WI   53806


John L. Slack	                 230,758 (2)	                  5.04%
745 Beach Street
Satellite Beach, FL  32937


All directors and             	321,326 (3)	                  6.92%
executive officers
as a group

(1)	Includes 2,103 shares issuable upon conversion of $41,000 principal amount of the Company's 8 1/4% Convertible Subordinated Debentures due 2010 (the "Debentures").


(2)	Includes 92,000 shares issuable upon exercise of options, 512 shares issuable upon conversion of $10,000 principal amount of the Company's
    8 1/4% Convertible Subordinated Debentures due 2010 and 1,296 shares held in trust by DBA Systems Employee Stock Ownership Plan and Trust.
    Excludes options for 3,000 shares owned by Mr. Slack's wife as to which shares, he disclaims any beneficial interest and options for 25,000 shares exercisable in the event the Company is sold during Mr. Slack's tenure as President upon terms and price acceptable to the stockholders of the Company.


(3)	Includes 161,000 shares issuable upon exercise of options, 512 shares issuable upon conversion of $10,000 principal amount of the Debentures, and 2,831 shares held in trust by DBA Systems Employee Stock Ownership Plan and Trust.

EXECUTIVE OFFICERS

                                                			 Common
	                                               		  Stock           % of
			                                              Beneficially	   Outstanding
			                                                  Owned        	  Common
Name	                 Age	Position with Company	  as of 8/30/96	    Stock

John L. Slack 	       58  Chairman of the Board, 	   230,758(1)	      5.04
	 	                       President, CEO, Treasurer
                          Acting & Director

Dudley J. Gordon	     60	 Divisional Vice President   	20,201(2)	      .45
		                        for Operations

Charles B. Robertson	 50 	Vice President of           	25,334(3)      	.56
		                        Administration, Corporate
                          Secretary

Edward M. Bielski    	44 	Corporate Controller         	6,200(4)	      .14

(1)	See "Election of Directors -- Continuing Directors" for a description of the components comprising common stock beneficially owned.

(2)	Includes outstanding options for 20,000 shares and 201 shares held in trust by the DBA Systems Employee Stock Ownership Plan and Trust.

(3)	Includes options for 24,000 shares and 1,334 shares held in trust by the
    DBA Systems Employee Stock Ownership Plan and Trust.

(4)	Includes options for 5,000 shares.

JOHN L. SLACK was elected as the President and Chief Executive Officer of the Company in August 1989 succeeding Mr. Howard N. Hebert as Chief Executive Officer and Mr. Gerald A. Nathe as President. Mr. Slack was elected as Chairman of the Board of Directors in February 1990. Mr. Slack assumed the duties of Acting Treasurer on May 15, 1994, with the departure of Mr. William
R. LeMasters, Vice President of Finance, from the Company. All other financial duties have been delegated to the Corporate Controller. Biographical information about Mr. Slack appears above under the caption "Directors' Background and Experience -- Continuing Directors".

DUDLEY J. GORDON joined the Company in March 1995 as Divisional Vice President of Operations. Prior to joining DBA, Mr. Gordon held several positions as senior operations officer in various successful commercial ventures. Preceding his commercial career, Mr. Gordon served in the United States Army, enlisting in 1954 as a private and rising to the rank of Major General prior to his retirement in 1986 in the grade of Brigadier General.

CHARLES B. ROBERTSON joined the Company in 1986 as a Program Manager. Prior to joining DBA, Mr. Robertson was responsible for all Air Launched Missile Systems Subcontracts for Martin Marietta, Orlando, FL. He has held numerous management positions during his tenure at DBA including Director of the Military Products Division. In July 1990, Mr. Robertson became Director of Administration and in January 1994, he became Vice President of Administration and Corporate Secretary.

EDWARD M. BIELSKI joined the Company in May 1996 as Director of Finance to replace Mr. Timothy L. Stull. In August 1996, he became Corporate Controller. Prior to joining DBA, Mr. Bielski was Chief Financial Officer of the Atlas Door Company in Orlando, Fl. He has 17 years of aerospace experience having held senior financial management positions with Martin Marietta, LTV and Litton Industries. Mr. Bielski is a licensed CPA with the State of Florida. Mr. Bielski holds a Master's degree in Management and a Bachelor's degree in Aeronautical Engineering from Purdue University.

               RELATIONSHIP WITH INDEPENDENT CERTIFIED PUBLIC
                             ACCOUNTANTS
The Board of Directors has selected Deloitte & Touche LLP, Certified Public Accountants, to serve as the Independent Certified Public Accountants for the Company during Fiscal Year 1997 and recommends that shareholders vote for such selection.

Deloitte & Touche LLP conducted the Company's fiscal year 1996 independent audit. A representative of Deloitte & Touche LLP will be present at the Meeting. This representative will have the opportunity to make a statement regarding the year-end audit and will be available to respond to appropriate questions for the shareholders.

OTHER BUSINESS
It is not anticipated that any action will be asked of the shareholders at the Meeting other than the election of directors and the approval of the selection of Deloitte & Touche LLP as Independent Certified Public Accountants. If any other matters are properly presented to the Meeting, it is intended that the persons named in the proxy will vote in their best judgment on such matters.

To be considered for inclusion in the proxy material relating to the 1997 Annual Meeting of Shareholders, shareholders' proposals must be received by the Secretary, DBA Systems, Inc., P.O. Box 550, Melbourne, Florida, 32902-0550, on or before June 13, 1997. A copy of the Company's Annual Report filed with the Securities and Exchange Commission on Form 10-K is available, without charge, upon written request to the Company Secretary.

                         By Order of the Board of Directors,

                         ________________________
	                       (signature)   John L. Slack
	                       Chairman of the Board, President,
                       	Chief Executive Officer and
	                       Treasurer, Acting
Melbourne, Florida
October 11, 1996

DBA SYSTEMS, INC.
1101 West Hibiscus Boulevard, Melbourne, Florida  32901
SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

	The undersigned hereby appoints John L. Slack and Charles B. Robertson or any one of the two acting in the absence of the other, with authority to appoint, in writing, substitutes to act in their place, proxies for and in the name and place of the undersigned, to vote the number of shares of
DBA Systems, Inc. at its Annual Meeting of Shareholders to be held at the
DBA Conference Facility, Granada Center,   1101 West Hibiscus Boulevard,
Melbourne, Florida on November 13, 1996, at 1:00 p.m., local time, or any adjournment thereof, upon the matters set forth in the Notice of Annual
Meeting and Proxy Statement, receipt of which is hereby acknowledged, as follows:

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER
DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER.

IF A DULY EXECUTED PROXY CONTAINS NO SPECIFICATIONS WITH
RESPECT TO A MATTER WHERE CHOICE IS PROVIDED, THIS WILL BE VOTED
"FOR" PROPOSALS 1 AND 2.

CONTINUED AND TO BE SIGNED ON REVERSE SIDE                    SEE REVERSE
                                                      									   SIDE


__X__  Please Mark
       votes as in
       this example.

PLEASE FILL IN, DATE, SIGN AND MAIL THIS PROXY IN THE ENCLOSED POST-PAID RETURN ENVELOPE.
                                                         FOR  AGAINST  ABSTAIN

1.  To elect two Class I Directors    2.To approve the   ___   ___    ____
    and one class III Director.         selection of Deloitte &
                                        Touche  LLP:Orlando Florida as the
Class I Nominees  Richard N. Baney      Company Independent Certified
                  William C. Potter     Public Accountants

Class III Nominee:  Thomas J. Boyce, Jr.

        FOR         WITHHELD
       ____            ___            3 To consider and act upon any other
                                        matters	which may properly come
                                        before the Meeting and any
                                        adjournments thereof.
______
For all nominees except as noted above

                                    MARK HERE                  MARK HERE
                                    FOR ADDRESS               IF YOU PLAN
                                    CHANGE AND  ___           TO ATTEND ___
	                                   NOTE AT LEFT              THE MEETING

Signature____________ Date______ Signature______________ Date________